SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2007

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

      Progenics Pharmaceuticals, Inc. (NASDAQ: PGNX) and Wyeth Pharmaceuticals, a division of Wyeth (NYSE: WYE), announced today that the U.S. Food and Drug Administration (FDA) has accepted the file for review of Progenics’ New Drug Application (NDA) for subcutaneous methylnaltrexone for the treatment of opioid-induced constipation (OIC) in patients receiving palliative care. The companies also announced that the European Medicines Agency (EMEA) has validated for review Wyeth’s Marketing Authorization Application (MAA) for subcutaneous methylnaltrexone. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1                   Press Release dated May 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

                        By:  /s/ ROBERT A. MCKINNEY
                            Robert A. McKinney
                            Chief Financial Officer, Senior Vice President,
                            Finance & Operations and Treasurer

Date: May 31, 2007